Capital disclosures	12 Months Ended
Dec. 31, 2022
Capital disclosures
Capital disclosures

14. Capital disclosures

Vermilion defines capital as net debt (long-term debt (excluding unrealized foreign exchange on swapped USD borrowings) plus adjusted working capital (defined as current assets less current liabilities, excluding current derivatives and current lease liabilities)) and shareholders’ capital. In managing capital, Vermilion reviews whether fund flows from operations is sufficient to fund capital expenditures, dividends, and asset retirement obligations.

Vermilion monitors the ratio of net debt to fund flows from operations. As at December 31, 2022, our ratio of net debt to trailing fund flows from operations is 0.82 (2021 – 1.79). Vermilion manages the ratio of net debt to fund flows from operations (refer to Note 3 – Segmented information) by monitoring capital expenditures, dividends, and asset retirement obligations with expected fund flows from operations. Vermilion intends for the ratio of net debt to fund flows from operations to trend towards 1.0 over time.

The following table calculates Vermilion’s ratio of net debt to fund flows from operations:

	Year Ended

	Dec 31, 2022	Dec 31, 2021
Long-term debt	1,081,351	1,651,569
Adjusted working capital (1)	265,111	9,284
Unrealized FX on swapped USD borrowings	(1,876)	(16,067)
Net debt	1,344,586	1,644,786

Ratio of net debt to four quarter trailing fund flows from operations	0.82	1.79
(1)	Adjusted working capital is defined as current assets (excluding current derivatives), less current liabilities (excluding current derivatives and current lease liabilities).